                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  November 27, 1995
(Date of earliest event reported)

Commission File No. 33-99612

                   CS First Boston Mortgage Securities Corp.
                   -----------------------------------------

             Delaware                             13-3320910
---------------------------------  --------------------------------------
   (State of Incorporation)        (I.R.S. Employer Identification No.)

Park Avenue Plaza, 55 East 52nd Street, New York, New York       10055
----------------------------------------------------------    -----------
         Address of principal executive offices               (Zip Code)


                                (212) 909-3512
-------------------------------------------------------------------------
              Registrant's Telephone Number, including area code


-------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)


                                   Page 1 of
                        Index to Exhibits is on Page 5

ITEM 5.         Other Events
                ------------

                Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by CS First Boston Mortgage Securities Corp., which are hereby filed pursuant to such letter.

ITEM 7.         Financial Statements and Exhibits
                ---------------------------------

                (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

        (99) Collateral Term Sheets prepared by CS First Boston Mortgage Securities Corp. in connection with CS First Boston Mortgage Securities Corp., Adjustable Rate Conduit Mortgage Pass-Through Certificates, Series 1995-1

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CS FIRST BOSTON MORTGAGE SECURITIES CORP.

November 22, 1995
                                   /s/ William S. Pitofsky
                                -------------------------------
                                       William S. Pitofsky
                                           Director

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                     Description                                             Page
-----------                     -----------                                             ----
        (99)                    Collateral Term Sheets prepared by CS First             6
                                Boston Mortgage Securities Corp. in connection
                                with CS First Boston Mortgage Securities Corp.,
                                Adjustable Rate Conduit Mortgage Pass-Through
                                Certificates, Series 1995-1
